UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2022

SOLAREDGE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 HaMada Street, Herziliya Pituach, Israel	4673335
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SEDG	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 17, 2022, SolarEdge Technologies, Inc. (the “Company”) offered and sold 2,300,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $ 295.00 per share. The shares of Common Stock were issued and sold pursuant to the Underwriting Agreement dated March 17, 2022 among the Company and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (the “Underwriting Agreement”). All of the offered shares were issued at closing, including 300,000 shares of Common Stock that were issued and sold pursuant to the underwriters’ option to purchase additional shares under the Underwriting Agreement, which was exercised in full on March 18, 2022.

The shares of Common Stock were issued and sold pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-262892) (as amended, the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission on February 22, 2022, the related Prospectus dated February 22, 2022 and the Prospectus Supplement, dated March 17, 2022. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and the opinion of Gibson, Dunn & Crutcher LLP related to the Common Stock is attached hereto as Exhbit 5.1, and each is expressly incorporated by reference herein and into the Registration Statement. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the actual terms of the applicable exhibits attached hereto.

A copy of the press release announcing the closing of the Common Stock offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated March 17, 2022 between SolarEdge Technologies, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC.
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
99.1	Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: March 22, 2022	By:	/s/ Ronen Faier
	Name:	Ronen Faier
	Title:	Chief Financial Officer